Asset Retirement Obligation	12 Months Ended
Dec. 31, 2019
Asset Retirement Obligation [Abstract]
Asset Retirement Obligation
Note 12 Asset Retirement Obligations
U.S. Cellular is subject to asset retirement obligations associated with its leased cell sites, switching office sites, retail store sites and office locations. Asset retirement obligations generally include obligations to restore leased land, towers, retail store and office premises to their pre-lease conditions.
TDS Telecom owns poles, cable and wire and certain buildings and also leases office space and property used for housing central office switching equipment and fiber cable. These assets and leases often have removal or remediation requirements associated with them. For example, TDS Telecom’s poles, cable and wire are often located on property that is not owned by TDS Telecom and may be subject to the provisions of easements, permits, or leasing arrangements. Pursuant to the terms of the permits, easements, or leasing arrangements, TDS Telecom is often required to remove these assets and return the property to its original condition at some defined date in the future.
Asset retirement obligations are included in Other deferred liabilities and credits in the Consolidated Balance Sheet.
In 2019 and 2018, U.S. Cellular and TDS Telecom performed a review of the assumptions and estimated costs related to asset retirement obligations. The results of the reviews (identified as Revisions in estimated cash outflows) and other changes in asset retirement obligations during 2019 and 2018, were as follows:

	2019	2018
(Dollars in millions)
Balance at beginning of year	$307	$283
Additional liabilities accrued	13	2
Revisions in estimated cash outflows	2	6
Acquisition of assets	1	—
Disposition of assets	(1)	(1)
Accretion expense	20	18
Transferred to Liabilities held for sale	—	(1)
Balance at end of year	$342	$307